Exhibit 10














                           ETS INTERNATIONAL, INC.
                            D/B/A INFRACORPS, INC.


                 -------------------------------------------

                                  AGREEMENT
                             FOR THE PURCHASE OF
                     SERIES A CONVERTIBLE PREFERRED STOCK
                                 AND FOR THE
                    CONVERSION OF CERTAIN PROMISSORY NOTES
                 -------------------------------------------



                                July 30, 1998

                              AGREEMENT FOR THE
               PURCHASE OF SERIES A CONVERTIBLE PREFERRED STOCK
                                  AND FOR THE
                    CONVERSION OF CERTAIN PROMISSORY NOTES


      This AGREEMENT FOR THE PURCHASE OF SERIES A CONVERTIBLE
PREFERRED STOCK AND THE CONVERSION OF CERTAIN PROMISSORY NOTES
(the "Agreement") is entered into as of the 30th day of July, 1998 by and among ETS INTERNATIONAL, INC., a Virginia corporation (the "Company"), and DR. ALLEN KAHN TRUST, DR. ALLEN KAHN, TRUSTEE, a resident of the State of Illinois, COLEMAN S. LYTTLE, a resident of the Commonwealth of Virginia, THOMAS W. MARMON TRUST, THOMAS W. MARMON, TRUSTEE, a Trust domiciled in the State of Michigan, LEE A. RAVER, a resident of the Commonwealth of Virginia, and NAVIN D. SHETH, a resident of the Commonwealth of Virginia (hereinafter collectively referred to as the "Purchasers" and each individually as a "Purchaser").

      WHEREAS, the Company desires to enter into this Agreement with the Purchasers to convert certain Promissory Notes of the Company held by the Purchasers, as described below, and to issue upon the conversion of such Promissory Notes shares of its Series A Convertible Preferred Stock (as hereinafter defined) to the Purchasers; and

      WHEREAS, the Purchasers desire to enter into this Agreement to convert their Promissory Notes into shares of Series A Convertible Preferred Stock of the Company on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

      1.    Authorization and Sale.

            1.1 Authorization. The Company has authorized, or will, prior to the closing hereunder, authorize, the issuance and sale of up to an aggregate of 3,250,000 shares (the "Shares") of its Series A Convertible Preferred Stock, no par value (the "Series A Convertible Preferred Stock"), having substantially the rights, preferences, privileges and restrictions set forth in the Company's Articles of Amendment to Articles of Incorporation, in substantially the form attached hereto as Exhibit A (the "Articles").

            1.2 Sale. Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase from the Company and the Company agrees to sell and issue to each of the Purchasers the number of Shares specified opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Schedule 1.2 at the purchase price of $1.00 per share and the parties

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hereto agree that the fair market value of the Shares is $1.00 per share.  The sale of the Shares to each Purchaser will constitute a separate sale hereunder.

      2.    Purchase and Delivery.

            2.1 Purchase. Each Purchaser shall deliver and surrender his or its original Promissory Note(s) and shall release the Corporation from any obligation, claim or liability referenced or evidenced by the Promissory Note and any security agreement, guarantee or lien executed by the Corporation or any affiliate thereof in relation to the obligation, claim or liability evidenced by such promissory note. Upon delivery of the Promissory Note(s) by each Purchaser, the outstanding principal balance and any accrued but unpaid interest as of the date of this Agreement shall be deemed paid in full and fully satisfied. Each Purchaser shall purchase his or its shares of the Shares as follows:

                  (a) Dr. Allen Kahn shall deliver the original certain promissory note dated October 30, 1997 in the original principal amount of $100,000 marked "Paid in Full"; that certain promissory note dated September 5, 1997 in the original principal amount of $300,000, and that certain outstanding obligation in the original principal amount of $100,000 marked "Paid in Full";

                  (b) Coleman S. Lyttle shall deliver the original certain promissory note dated January 1, 1998 in the original principal amount of $100,000 marked "Paid in Full";

                  (c) Thomas W. Marmon Trust, Thomas W. Marmon, Trustee, shall deliver (i) the original certain promissory note dated May 1, 1998 marked "Paid in Full" in the original principal amount of 3,500,000, (ii) the original certain promissory note dated May 1, 1998 marked "Paid in Full" in the original principal amount of 364,346.30, and (iii) the original certain promissory note dated May 1, 1998 marked "Paid in Full" in the original principal amount of 203,241.64 with a combined current outstanding principal balance of $2,180,346 and accrued interest of $319,654 for a total amount due under such promissory note of $2,500,000, the delivery of such promissory note shall be contingent upon the payment by the Corporation of the amount due to the Thomas W. Marmon Trust under Section 5.1 hereof;

                  (d) Lee A. Raver shall deliver the original certain promissory note dated December 16, 1997 in the original principal amount of $50,000 marked "Paid in Full" ; and,

                  (e) Navin D. Sheth shall deliver that certain promissory note dated November 5, 1997 in the original principal amount of $100,000 marked "Paid in Full".

            2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers purchasing Shares certificates, in such denominations and registered in such name or names as

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such Purchasers may designate by notice to the Company (provided that no such designation shall result in any person or entity other than a Purchaser being a beneficial owner of Shares), representing the Shares to be purchased by such Purchasers from the Company at the Closing.

      3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, any material asset or financial condition of the Company.

            3.2 Capitalization. The authorized capital of the Company, immediately prior to the initial Closing, will consist of:

                  (a) Preferred Stock: 5,000,000 shares of Preferred Stock, no par value, 3,250,000 of which have been designated Series A Convertible Preferred Stock, none of which are issued and outstanding.

                  (b) Common Stock: 30,000,000 shares of Common Stock, no par value, of which 16,492,043 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. As of the date of the Closing, the Company shall have duly and validly reserved (i) the Shares for issuance hereunder, (ii) 3,250,000 shares of Common Stock for issuance upon conversion of the Shares, (iii) 1,000,000 additional shares of Common Stock for issuance under the Company's 1997 Non-Statutory Stock Option Plan, such reservation shall be in addition to the outstanding options for 3,475,200 shares of Common Stock under the Company's various stock option plans (collectively, the "Common Options") outstanding and, (iv) and 1,770,875 shares of Common Stock for issuance upon the exercise of certain warrants issued by the Company (the "Warrants"). Except for the Common Options, the Warrant, and the conversion rights of the Series A Preferred Stock created under this Agreement and the Rights Agreement, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights or other agreements, either directly or indirectly, for the purchase or acquisition from the Company of any shares of its capital stock.

            3.3 Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "Rights Agreement")

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and the Investor Rights Agreement in substantially the form attached hereto as Exhibit C (the "Investor Agreement"), the performance of all the Company's obligations hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares and the Common Stock issuable upon conversion thereof (the "Underlying Common Stock") has been taken or will be taken prior to the Closing. This Agreement, the Rights Agreement and the Investor Agreement, when executed and delivered by the Company and the parties hereto and thereto shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies and, with respect to the indemnification agreements set forth in the Rights Agreement and this Agreement, principles of public policy.

            3.5 Validity of the Shares. The sale of the Shares and the subsequent conversion of the Shares into the Underlying Common Stock are not and will not be subject to any preemptive rights, rights of first refusal or other preferential rights that have not been waived, and the Shares when issued, sold and delivered in accordance with the terms of this Agreement and the Underlying Common Stock when issued upon conversion of the Shares in accordance with the Articles will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances not caused by action of the Purchasers; provided, however, that the Shares and the Underlying Common Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or in the Rights Agreement or the Investor Agreement.

            3.6 Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

            3.7 Finders' Fees. The Company (a) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold each Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives is responsible.

      4. Representations and Warranties of the Purchasers. Each Purchaser, severally, but not jointly, hereby represents and warrants to the Company as follows:

            4.1 Power and Authority. It has the requisite power and authority to enter into this Agreement, the Rights Agreement and the Investor Agreement and to purchase the Shares and to carry out and perform its obligations under the terms of this Agreement, the Rights Agreement and the Investor Agreement.

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            4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement, the Rights Agreement and the Investor Agreement will each be a valid and binding agreement of it, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies and, with respect to the indemnification agreements set forth in this Agreement or the Rights Agreement and this Agreement, principles of public policy.

            4.3   Investment Representations.

                  (a) This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by his or its acceptance hereof the Purchaser hereby confirms, that the Shares to be received by him or it will be acquired for investment for his or its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or it has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his or its property shall at all times be within his or its control. By executing this Agreement, the Purchaser further represents that he or it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the Shares or any Underlying Common Stock.

                  (b) The Purchaser understands that the Shares have not been registered under the 1933 Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act, and that the Company's reliance on such exemption is predicated in part upon the Purchaser's representations and warranties set forth herein. The Purchaser realizes that the basis for such exemption may not be present in the event that, notwithstanding such representations and warranties, the Purchaser has in mind merely acquiring the Shares for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

                  (c) The Purchaser represents that he or it is experienced in such transactions and is able to fend for himself or itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his or its investment, and has the ability to bear the economic risks of his or its investment. The Purchaser further represents that he or it has had access, during the course of the transactions and prior to his or its purchase of Shares, to all such information as he or it deemed necessary or appropriate (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and that he or it has had, during the course of the transactions and prior to its purchase of Shares, the opportunity to ask

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ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to him or it or to which he or it had access.

                  (d) The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and any applicable state law or regulation requiring the registration or qualification of securities ("Blue Sky Laws") or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act and the Blue Sky Laws, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144, with respect to certain sales, is the availability to the public of current information about the Company. Such information is not now available to the public and the Company has no present plans to make such information available to the public. The Purchaser represents that, in the absence of an effective registration statement covering the it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of the Rights Agreement, the Stockholders Agreement, the Bylaws of the Company and this Agreement.

                  (e) The Purchaser agrees that in no event will he or it make a transfer or disposition of any of the Shares or the Underlying Common Stock (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Purchaser or transferee, he or it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or the Blue Sky Laws.

                  (f) The Purchaser understands that each stock certificate representing the Shares will be endorsed with a restrictive legend substantially as follows:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE 1933 ACT AND
      APPLICABLE STATE SECURITIES LAWS.

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                  (g) The Purchaser is an accredited investor, as such term is defined in Rule 501 promulgated under the 1933 Act. An accredited investor has individual net worth, or his spouse and he have a combined net worth, in excess of $1,000,000 or he had individual income (exclusive of any income attributable to his spouse) of more than $200,000 for each of the past two years or joint income with his spouse in excess of $300,000 in each of those years. A Trust is an accredited investor because it has total assets in excess of $5,000,000, was not formed for the specific purpose of investing in the Shares and its purchase is directed by a sophisticated person. As used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment. Also, a Trust is an accredited investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof, and all of the grantors are accredited investors because they meet the net worth or income requirements set forth above.

            4.4 No Public Market. The Purchaser understands that no public market now exists for the Shares issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

            4.5 Government Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Purchaser because of any special characteristic of such Purchaser is required in connection with the valid execution and delivery of this Agreement, the Rights Agreement, and the Investors Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby and thereby; provided, however, that the Purchaser makes no representations as to compliance with applicable state securities laws.

            4.6 Finders' Fees. The Purchaser (a) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its employees or representatives are responsible.

      5. Conditions to Purchasers' Obligations at Closing. The obligations of the Purchasers to purchase the Shares at a Closing are subject to the fulfillment on or before such Closing of each of the following conditions:

            5.1 Payment of Marmon Obligation. Simultaneously with the Closing, the Corporation shall pay $696,655.00 to the Thomas W. Marmon Trust, Thomas W. Marmon Trustee, in full satisfaction of part of the outstanding obligation of principal due under the promissory note described in Section 2(c).
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            5.2 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true in all material respects on and as of the Closing.

            5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

            5.4 Articles. The Company shall have duly filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia the Articles, which shall be in full force and effect at the Closing.

            5.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            5.6 Investors Agreement. The Purchasers and the Company shall have executed and delivered the Investor Agreement.

            5.7 Certificate of Good Standing. There shall have been delivered to the Purchasers a Certificate of Good Standing for the Company from Clerk of the State Corporation Commission of the Commonwealth of Virginia, dated within 30 days of the Closing.

            5.8 Key Man Insurance. The Company shall purchase and maintain during the term of his employment a policy of insurance on the life of Mr. James
B. Quarles in the aggregate face amount of $1,000,000 as evidenced by Exhibit E.

            5.9 Amended Bylaws. The Bylaws of the Company shall be amended, in substantially the form attached hereto as Exhibit F.

      6. Conditions to the Company's Obligations at Closing. The obligations of the Company to issue and sell Shares at a Closing are subject to the fulfillment on or before such Closing of each of the following conditions:


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            6.1 Representations and Warranties. The representations and warranties made by each Purchaser in Section 4 shall be true in all material respects on and as of the Closing.

            6.2 Performance. The Purchasers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by them on or before the Closing.

            6.3 Qualifications. All authorizations, approvals or permits, if any, to be obtained from any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

            6.4 Legal Investment. At the time of the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which they or the Company are subject.

            6.5 Securities Exemptions. Legal counsel for the Company shall have identified appropriate exemptions and qualifications for all appropriate federal and state securities laws.

            6.6 Articles. The Clerk of the State Corporation Commission of the Commonwealth of Virginia shall have accepted the Articles for filing, and they shall be in full force and effect at the Closing.

            6.7 Rights Agreement. Each of the Purchasers and Investors shall have executed and delivered the Rights Agreement.

            6.8 Investors Agreement. The Purchasers and the Company shall have executed and delivered the Investor Agreement.

            6.9 Key Man Insurance. The Company shall purchase and maintain during the term of his employment a policy of insurance on the life of Mr. James
B. Quarles in the aggregate face amount of $1,000,000, evidence of which is attached hereto as Exhibit E.

            6.10 Release of Security Interests. Each of the Purchases shall have delivered to the Company any and all release and termination agreements, declarations, or UCC filing statements deemed necessary and appropriate by counsel to the Company to release and terminate any security interests granted by the Company to such Purchaser in any assets of the Company.

            6.11 Promissory Notes. Each of the Purchasers shall have delivered to the Company the original promissory notes marked "Paid in Full", such promissory notes as described in Section 2.1, evidencing the obligation of the Company to pay such Purchaser certain funds.

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      7.    Miscellaneous.

            7.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Virginia as applied to agreements among Virginia residents, made and to be performed entirely within the Commonwealth of Virginia.

            7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            7.4 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            7.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or sent by confirmed telecopy, addressed (a) if to the Company, at

                  ETS, International, Inc. d/b/a Infracorps, Inc.
                  7400 Beaufont Springs Drive, Suite 415
                  Richmond, Virginia  23225
                  Attention:  James B. Quarles

                        With a copy to:

                  LeClair Ryan, A Professional Corporation
                  707 East Main Street, 11th Floor
                  Richmond, Virginia 23219
                  Attention:  Gary D. LeClair, Esq.


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or at such other address as the Company shall have furnished to the Purchasers in writing, and (b) if to a Purchaser, at such Purchaser's address as is set forth on Schedule 1.2 hereto, or at such other address as such Purchaser shall have furnished to the Company in writing.

            7.6 Attorneys' Fees. Should any litigation or arbitration be commenced between the parties hereto concerning this Agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees and costs in such litigation or arbitration, which fees and costs shall be determined by the court or arbitrator, as the case may be.

            7.7 Survival. The representations and warranties made herein shall survive any investigation made by any Purchaser and the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by the Company hereunder as of the date of such certificate or instrument.

            7.8 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Purchaser of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or any Purchaser or any subsequent holder of any Shares upon any breach, default or noncompliance of any Purchaser, any subsequent holder of any Shares or the Company under this Agreement or under the Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchasers of any breach, default or noncompliance under this Agreement or under the Articles or any waiver on the Company's or the Purchasers' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement or the Articles, by law, or otherwise afforded to the Company and the Purchasers, shall be cumulative and not alternative.

            7.10 Information Confidential. Each Purchaser acknowledges that this Agreement and all attachments hereto are confidential and for such Purchaser's use only, and it will refrain from using such information or reproducing, disclosing or disseminating such information to any other person (other

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than its employees, affiliates, agents or partners having a need to know the contents of such information and its attorneys), except in connection with the enforcement of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information.

            7.11 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and Purchasers (or their transferees) holding 66-2/3% of the outstanding Shares having the rights sought to be amended or waived, voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes, shares of Underlying Common Stock into which any Shares shall have been converted). Any amendment or waiver effected in accordance with this Section shall be binding upon each Purchaser and each transferee of the Shares. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Purchasers (or their transferees) who have not previously consented thereto in writing.

            7.12 Expenses. The Company shall bear the reasonable fees and expenses of legal counsel of both the Company and each Purchaser with respect to this Agreement, the Investor Agreement, and the Rights Agreement.


            [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties have executed this Series A Convertible Preferred Stock Purchase Agreement as of the date first above written.


                          ETS INTERNATIONAL, INC. d/b/a
                                INFRACORPS, INC.



                              By:   ___________________________________
                                    James B. Quarles, President



PURCHASERS

                                    --------------------------
                                    Dr. Allen Kahn Trust
                                    Dr. Allen Kahn, Trustee

                                    --------------------------
                                    Coleman S. Lyttle

                                    --------------------------
                                    Thomas W. Marmon Trust
      Thomas W. Marmon, Trustee

                                    --------------------------
                                    Lee A. Raver

                                    --------------------------
                                    Navin D. Sheth

                                 SCHEDULE 1.2

                              List of Purchasers


Dr. Allen Kahn                    500,000
Coleman S. Lyttle                 100,000
Thomas W. Marmon Trust            2,500,000
Lee A. Raver                      50,000
Navin D. Sheth                    100,000

                                  EXHIBIT A

          FORM OF ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

                             ARTICLES OF AMENDMENT

                                      OF

                            ETS INTERNATIONAL, INC.



      The undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation to fix the preferences, limitations and relative rights of a series of its shares:

      1. The name of the corporation is ETS International, Inc.

      2. The amendment to the Articles of Incorporation of the corporation attached hereto as Exhibit A was duly adopted by the Board of Directors of the corporation effective the 30th of July 1998. No Shareholder action was required for this amendment.

      3. These Articles of Amendment will be effective upon filing.

      This the 30th day of July 1998.



                                    ETS INTERNATIONAL, INC.


                                    By:______________________________
                                          James B. Quarles, President

                   (f).  SERIES A CONVERTIBLE PREFERRED STOCK


      1. Number of Shares. The series of Preferred Stock designated and known as "Series A Convertible Preferred Stock" shall consist of 3,250,000 shares.

      2. Voting.

            2A. General. Except as may be otherwise provided in these terms of the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

            2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of ten.

            2C. Board Seats.

                  (i) The holders of the Series A Convertible Preferred Stock, voting as a separate series, shall be entitled to elect two directors of the Corporation, subject to the provisions of Article III(c), such directors shall include the holders of the two largest amounts of shares of Series A Convertible Preferred Stock, outstanding at the time of the election, or their designated representative. The holders of a majority of the then outstanding shares of the Common Stock, voting as a separate class, shall be entitled to elect seven of the directors of the Corporation, one of whom will be the President of the Corporation.

                  (ii) A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock shall be filled only vote or written consent of the holders of the Series A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

      3. Dividends. Subject to subparagraph 6C, the holders of the Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends at the rate per annum of $0.04 per share as adjusted for stock splits, dividends and recapitalizations (the "Series A Accruing Dividends"). The

Series A Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative, and shall payable (i) on the date if, as and when determined by the Board of Directors or (ii) on the liquidation, distribution or winding up of the Corporation.

      4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid in an amount equal to the greater of (i) $1.00 per share (as adjusted for stock splits, dividends and recapitalizations, the "Series A Base Amount") plus, in the case of each share, an amount equal to all Series A Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Preference Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series A Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities (in which the Corporation is not the surviving corporation or a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4 unless otherwise agreed to by the holders of at least two-thirds of the issued and outstanding Series A Convertible Preferred Stock. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

      5. Restrictions. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Articles of Incorporation, and in addition to any other vote required by law or the Articles of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class, the Corporation will not:

            5A. Consent to any liquidation, dissolution or winding up of the Corporation or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

            5B. Consent to the consolidation or merger of the Corporation with any entity in which the Corporation is not the surviving entity;

            5C. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

            5D. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

      6. Conversion. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

            6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.00 and (ii) dividing the result by the conversion price of $1.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred

Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series A Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock shall be issued.

            6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the applicable Conversion Price shall be determined as of the close of business on the dates on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            6C. Fractional Shares: Dividends Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, if any, accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. At the time of each conversion, all Accruing Dividends accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place, as provided in subparagraph 6B, shall be canceled. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

            6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price then in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series A Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

            For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series A

Conversion Price, shall be made upon the actual issuance of such Common
Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series A Conversion Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series A Conversion Price, shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Series A Conversion Price shall be made by reason of such issuance or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series A Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such termination had such Options, or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

            6E. Certain Issuances of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of:

                  (i) the issuance from and after the date of filing of these terms of the Series A Convertible Preferred Stock of up to an aggregate of 1,000,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor;

                  (ii) the Series A Preferred Stock;

                  (iii) securities issuable upon conversion of or with respect to Series A Preferred Stock;

                  (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns more than 50% of the voting power of such corporation;

                  (v) capital stock or securities exercisable for or convertible into such capital stock issued in connection with any equipment leases or borrowings, direct or indirect, from financial or other institutions regularly engaged in such business;

                  (vi) shares of Common Stock, and options, warrants or rights convertible into such Common Stock (and any shares of Common Stock issuable pursuant to such options, warrants or rights), issued to existing, former or future employees, consultants or directors of the Company pursuant to any agreement or arrangement approved by the Board of Directors of the Company;

                  (vii) any shares of Common Stock issued upon exercise of options or warrants outstanding on the date hereof;

                  (viii) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock;

                  (ix) securities issued to a third party in connection with a transaction in which the Company licenses any intellectual property to be used in the business of the Company from the third party or an affiliate thereof; or

                   (x) securities issued in connection with a strategic joint venture or alliance between the Company and the party to which the securities are issued, or an affiliate thereof.

            6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

            6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

            6H. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, then, and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, facsimile or telex, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

            6I. Other Notices.  In case at any time:

                  (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities in which the Corporation is not the surviving entity, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in each of such cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, facsimile or telex, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger (in which the Corporation is not the surviving entity), disposition, dissolution, liquidation or winding up, of at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger (in which the Corporation is not the surviving entity), disposition, dissolution, liquidation or winding up, as the case may be.

            6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such actions as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustments of the Series A Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Articles of Incorporation.

            6K. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock, which are converted into shares of Common Stock as provided herein shall not be reissued.

            6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

            6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

            6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, in stock, securities or assets provided for in subparagraph 6G.

            6O. Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the price paid by the public for such shares shall be at least two times the Series A Conversion Price per share and (as adjusted from time to time) and (ii) the aggregate value of the shares of Common Stock issuable upon conversion of each share of Series A Convertible Preferred Stock (utilizing the offering price in such underwriting) is at least $5,000,000 (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series A Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock which such holder shall be entitled upon the surrender thereof.

      7. Redemption. The shares of Series A Convertible Preferred Stock shall be redeemed as follows:

            7A.   Optional Redemption.

                  (a) If on July 29, 2003, any shares of Series A Convertible Preferred Stock shall be then outstanding, the Corporation shall have the right to redeem (unless otherwise prevented by law) all (but not less than all) such outstanding shares at an amount per share as determined in paragraph 7B(a).

                  (b) If the Corporation chooses to redeem shares of the Series A Convertible Preferred Stock, the Corporation shall deliver written notice (the "Redemption Notice") stating the date of such redemption (the "Redemption Date") to all holders of Series A Convertible Preferred Stock by delivery in person, certified or registered mail, return receipt requested, facsimile or telex, indicating the receipt by the operation of such request. All holders of Series A Convertible Preferred Stock shall have the right to have their shares of Series A Convertible Preferred Stock redeemed, in accordance with the provisions of this paragraph 7, on the same date as set forth in the Redemption Notice upon written notice to the Corporation.

            7B.   Redemption Price and Payment.

                  (a) The Series A Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share an amount (such amount being referred to as the "Series A Redemption Price") equal to the greater of (A) $1.00 per share (as adjusted for stock splits, dividends and recapitalizations) plus, in the case of each share, an amount equal to all dividends (including Series A Accruing Dividends) undeclared or declared but unpaid thereon, computed to the Redemption Date, or (B) the fair market value of the Series A Convertible Preferred Stock as determined by a qualified organization selected by the holders of at least two-thirds of the outstanding Series A Convertible Preferred Stock and approved and retained by the Corporation acting through its Board of Directors. Such fair market value shall be determined within 45 days of the date of the redemption notice and shall be based on the value of the Corporation as a going concern (without giving any effect to the impact of the redemption of the outstanding Series A Convertible Preferred Stock) based principally on comparisons to the valuations of comparable privately-traded companies.

In the event that all of the holders of Series A Convertible Preferred Stock elect to be redeemed, pursuant to the provisions of this paragraph 7, then the fair market value determination of the Series A Convertible Preferred Stock shall be on the same basis as set forth in clause (B) above, except that the qualified organization making such determination shall be selected by holders of two-thirds of the issued and outstanding shares of Series A Convertible Preferred Stock, voting together as a single class.

                  (b) Procedures at Closing(s). On each Redemption Date (including any subsequent purchase closing date if multiple purchases result from the application of subparagraph 7C), the redemption closing shall occur at the Corporation's principal office. At the redemption closing, to the extent applicable, each holder whose shares are to be redeemed shall deliver the shares of Series A Convertible Preferred Stock being redeemed, duly endorsed in blank, accompanied by such supporting documents as may be necessary to pass to the Corporation good title to such securities, free and clear of all liens (other than restrictions under applicable securities laws and/or any security holder agreement). In consideration therefor, the Corporation shall deliver to such holder immediately available funds equal to the aggregate applicable Redemption Price, based upon the number of shares of Series A Convertible Preferred Stock being redeemed by each holder.

            7C. Redemption Mechanics. At least 20 but not more than 30 days prior to any Redemption Date, written notice (the "Corporation Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, facsimile or telex, to each holder of record (at the close of business on the business day preceding the date on which the Corporation Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the Redemption Date, the consideration to be paid and the place said redemption shall be payable. The Corporation Redemption Notice shall be addressed to each holder at his, her or its address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Series A Convertible Preferred Stock redeemed on such Redemption Date (except the right to receive the applicable Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series A Convertible Preferred Stock to be redeemed, the holders of shares of Series A Convertible Preferred Stock to be redeemed shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series A Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which fiends are then legally available on the basis set forth above.

            7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series A Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and, the Corporation may from time to time make such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Convertible Preferred Stock.

      8. Amendments. No provision of these terms of the Series A Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least (a) two-thirds of the then outstanding shares of Series A Convertible Preferred Stock.

                                  EXHIBIT B

                    FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

                                 July __, 1998


To the Purchasers named in Schedule I to the Series A Convertible Preferred Stock Purchase and Promissory Note Conversion Agreement, of even date herewith

Dear Sirs:

      This will confirm that in consideration of your agreement on the date hereof to purchase an aggregate of 3,250,000 shares (the "Preferred Shares") of Series A Convertible Preferred Stock ("Preferred Stock"), of ETS International, Inc., a Virginia corporation doing business as InfraCorps, Inc. (the "Company"), pursuant to the Agreement for the Purchase of Series A Convertible Preferred Stock and the Conversion of Certain Promissory Notes of even date herewith (the "Series A Agreement") between the Company and you, and as an inducement to you to consummate the transactions contemplated by the Series A Agreement, the Company covenants and agrees with each of you as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Common Stock" shall mean the Common Stock, no par value, of the Company, as constituted as of the date of this Agreement.

            "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Registration Expenses" shall mean the expenses so described in Section 8.

            "Restricted Stock" shall mean the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 8.

      2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         4. Required Registration. At any time after a holder thereof converts shares of Preferred Stock or the third anniversary of the date of this Agreement, the holders of Restricted Stock constituting at least 40% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

            (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

            (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

      5. Incidental Registration. If the Company, after the date of this Agreement, proposes to register any of its securities under the Securities Act, based upon a firm commitment underwritten public offering (other than pursuant to Section 4 or Section 6), whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of shares of Restricted Stock shall not be reduced to less than one-third of the total shares to be included in such underwriting. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

      6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted

Stock specified in such notice. Whenever the Company is required by this
Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6; and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

      7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S- I or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

            (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

      For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 180 days after the effective date thereof.

      In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

      In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

      The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

      11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

      12. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

            (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      13. Miscellaneous.

            (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Series A Agreement to the direct or indirect transferor of such transferee.

            (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile or telex, addressed as follows:

                  if to the Company or any other party hereto, at the address of such party set forth in the Series A Agreement;

                  if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

                  or, in any case, at such other address or addresses as shall have been famished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

            (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

            (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the tenth anniversary of the date of this Agreement.

            (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock

(other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 13(g).

            (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

            (i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Registration Rights Agreement letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                    Very truly yours,

                                    ETS INTERNATIONAL, INC.


                                    ------------------------------
                                    James B. Quarles, President


[Corporate Seal]
Attest:
----------------------------
Secretary


AGREED TO AND ACCEPTED as of the date first above written.

---------------------------------
Dr. Allen Kahn Trust
Dr. Allen Kahn, Trustee


---------------------------------
Coleman S. Lyttle


--------------------------------
Thomas W. Marmon Trust
Thomas, W. Marmon, Trustee

---------------------------------
Lee A. Raver

---------------------------------
Navin D. Sheth

                                   EXHIBIT C

                       FORM OF INVESTOR RIGHTS AGREEMENT

                           INVESTOR RIGHTS AGREEMENT

      This Investor Rights Agreement is dated this ____ day of July 1998 by and among ETS INTERNATIONAL, INC., a Virginia corporation (the "Company"), DR. ALLEN KAHN TRUST, DR. ALLEN KAHN, TRUSTEE, COLEMAN S. LYTTLE, THOMAS W. MARMON TRUST, THOMAS W. MARMON, TRUSTEE, LEE A. RAVER, and NAVIN D. SHETH (hereinafter collectively referred to as the "Investors" and each individually as an "Investor").

      WHEREAS, the Company desires to sell to the Investors shares of its Series A Preferred Stock (the "Series A Preferred Stock") for aggregate consideration of up to $3,250,000.00 pursuant to the Agreement for the Purchase of Series A Preferred Stock and the Conversion of Certain Promissory Notes of even date herewith (the "Series A Agreement"); and

      WHEREAS, the Company and the Investors desire to set forth certain obligations and rights as set forth herein;

      NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

      1.     RIGHT OF FIRST REFUSAL.

            1.1 Pro Rata Right of First Refusal. The Company hereby grants to each Investor holding shares and/or underlying Common Stock issued upon conversion thereof, (such Preferred Stock and underlying Common Stock (the "Underlying Common Stock") being sometimes referred to herein as "Shares"), subject to the terms and conditions specified in this Section 1, the right of first refusal to purchase up to its pro rata share of all New Securities (as defined in Section 1.2 hereof) that the Company may, from time to time, propose to sell. An Investor's pro rata share, for purposes of this right of first refusal, is the ratio (a) the numerator of which is the number of shares of Underlying Common Stock issued or issuable to such Investor on the date of the Company's written notice pursuant to Section 1.3 hereof, and (b) the denominator of which is the number of shares of Common Stock outstanding, assuming for this purpose conversion or exercise of all securities convertible into or exercisable for Common Stock of the Company.

            1.2 New Securities. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock, provided that the term "New Securities" does not include: (a) the Series A Preferred Stock; (b) securities issuable upon conversion of or with respect to Series A Preferred Stock; (c) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns more than 50% of the voting power of such corporation; (d) capital stock or securities exercisable for or convertible into such capital stock issued in connection with any equipment leases or borrowings, direct or indirect, from financial or other institutions regularly engaged in such business; (e) shares of Common Stock, and options, warrants or rights convertible into such Common Stock (and any shares of Common Stock issuable pursuant to such options, warrants or rights), issued to existing, former or future employees, consultants or directors of the Company pursuant to any agreement or arrangement approved by the Board of Directors of the Company; (f) any shares of Common Stock issued upon exercise of options or warrants outstanding on the date hereof; (g) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; (h) securities issued to a third party in connection with a transaction in which the Company licenses any intellectual property to be used in the business of the Company from the third party or an affiliate thereof; or (i) securities issued in connection with a strategic joint venture or alliance between the Company and the party to which the securities are issued, or an affiliate thereof.

            1.3 Required Notices. In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Investor with rights hereunder written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have 15 days from the date of receipt of any such notice to agree to purchase the Investor's pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

            1.4 Effect of Investor's Failure to Participate. In the event that Investors fail to exercise their rights of first refusal as to all New Securities offered to them hereunder within said 15-day period, the Company shall have 90 days thereafter to sell all such New Securities, at a price and upon general terms no more favorable in any material respect to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold all such New Securities within said 90-day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors retaining rights hereunder in the manner provided herein.

            1.5 Expiration of Right. The rights of first refusal granted under this Section 1 shall not apply to, and shall expire upon, (a) the effectiveness of the Company's next registration statement for the sale of its shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act (other than a registration relating solely to employee benefit plans of not less than $5,000,000 (a "Qualified Public Offering"); (b) on the fifth anniversary of the execution of this Agreement; or (c) if the Series A Convertible Preferred Stock is no longer outstanding.

      2.    COMPANY FINANCIAL RECORDS.

            2.1 Financial Information. So long as an Investor shall owns Shares, the Company will furnish such Investor the following reports:

            (a) as soon as practicable after the end of each Company fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and losses, shareholders' equity and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles by a regionally recognized accounting firm and setting forth in each case in comparative form the figures for the previous fiscal year, if any, all in reasonable detail and accompanied by a report and opinion thereon by independent auditors selected by the Company's Board of Directors;

            (b) as soon as practicable after the end of each of the first three quarters of the Company's fiscal year, but in any event within 60 days after the end of each such quarter, the unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and its unaudited consolidated statements of income and losses, shareholders' equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, except that such financial statements may not contain notes and will be subject to year-end adjustment, and certified by the principal financial or accounting officer of the Company; and

            (c) as soon as practicable after the adoption thereof, an annual operating plan for the Company for each or its fiscal years, and, as soon as practicable after the adoption thereof, copies of any revisions to such annual operating plan.

      The Company may refuse the rights granted pursuant to this Section to any transferee of any such rights if the proposed transferee is reasonably believed by the Company to be a competitor of the Company.

            2.2 Expiration of Covenants. The covenants set forth in this Section 2 shall expire and be of no further force or effect upon: (a) the effectiveness of the Company's next registration statement for the sale of its shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act (other than a registration relating solely to employee benefit plans of not less than $5,000,000 (a "Qualified Public Offering"); (b) on the fifth anniversary of the execution of this Agreement; or (c) if the Series A Convertible Preferred Stock is no longer outstanding.

      3.    MISCELLANEOUS.

            3.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties provided that with respect to the Investors the rights hereunder shall only inure to the benefit of and be binding upon a successor and assigns of an Investor if, simultaneously with the transfer of the rights under this Agreement, a transferor transfers at least 20% of the total shares of Series A originally issued and outstanding pursuant to the Conversion Agreement to the direct or indirect transferor of such transferee and the original Investor provides to the Company written notice of such transfer. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Virginia as applied to agreements among Virginia residents made and to be performed entirely within the State of Virginia.

            3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            3.4 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            3.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by telecopier or five days after deposit with the United States postal authorities, by first-class mail, postage prepaid, addressed (a) if to the Company, at:

                  ETS International, Inc., d/b/a Infracorps, Inc.
                  7400 Beaufont Springs Drive, Suite 415
                  Richmond, Virginia 23225
                  Attn:  James B. Quarles

                  With a copy to:

                  LeClair Ryan, A Professional Corporation 707 East Main Street, 11th Floor Richmond, Virginia 23219 Attention: Gary D. LeClair, Esq.
                  804.783.2003
or at such other address as the Company shall have furnished to the Investors in writing, and (b) if to a Investor, at such Investor's address as is set forth on the books and records of the Company.

            3.6 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Investor of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Investor's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            3.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or any Investor upon any breach, default or noncompliance of any Investor, or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

            3.8 Remedies. Without limiting the remedies available to any of the parties hereto, each of the parties hereto stipulates and agrees that damages at law will be an insufficient remedy in the event that any party violates the terms of this Agreement, and each of the parties hereto further agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, the terms of this Agreement.

            3.9 Legal Counsel. This Agreement has been prepared by LeClair Ryan, A Professional Corporation, as counsel to the Company, after full disclosure of its representation of the Company and with the consent and direction of the Investors. Each Investor has reviewed the contents of this Agreement and fully understands its terms. Each Investor acknowledges that he or it is fully aware of his right to the advice of counsel independent from that of the Company, that LeClair Ryan, A Professional Corporation, has advised him or it of such right and disclosed to him or it the risks in not seeking such independent advice, and that he or it understands the potentially adverse interests of the parties with respect to this Agreement. Each Investor further acknowledges that no representations have been made with respect to the income or estate tax or other consequences of this Agreement to him or it and that he or it has been advised of the importance of seeking independent advice of counsel with respect to such consequences.



            [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.


      COMPANY           ETS INTERNATIONAL, INC.


                              By:  _______________________________
                                    James B. Quarles, President


      INVESTORS
                                    -----------------------------
                                    Dr. Allen Kahn Trust
                                    Dr. Allen Kahn, Trustee


                                    -----------------------------
                                    Coleman S. Lyttle


                                    -----------------------------
                                    Thomas W. Marmon Trust,
                                    Thomas W. Marmon, Trustee


                                    -----------------------------
                                    Lee A. Raver


                                    -----------------------------
                                    Navin D. Sheth

                                   EXHIBIT F

                       FORM OF AMENDMENTS TO THE BYLAWS

                           Amendment to the Bylaws
                                      of
                           ETS International, Inc.


      The following provisions of the Bylaws of ETS International, Inc. shall be amended in their entirety or as otherwise noted, as follows:

      1.    ARTICLE III. BOARD OF DIRECTORS

      SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by (i) any two Directors, (ii) a director elected by holders of Series A Convertible Preferred Stock upon the request of the holders of at least 25% of the issued and outstanding Series A Convertible Preferred Stock, or (iii) at the request of the of the President of the corporation. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by him or them.

      SECTION 8. Compensation Committee, Option Committee, and Audit
Committee,.

      (a) Compensation Committee. The Board of Directors, in its sole discretion, shall designate a Compensation Committee which shall consist of one or more Directors, and shall include the Directors elected by the holders of the Series A Convertible Preferred Stock. In addition, the Board may at any time designate one or more alternate members of such committee who shall be Directors who may act in place of any absent regular member upon invitation by the Chairman or Secretary of the Committee.

          With respect to bonuses, the Compensation Committee shall have and may exercise the powers to determine the amounts annually available for bonuses pursuant to any bonus plan or formula approved by the Board, to determine bonus awards to executive officers and to exercise such further powers with respect to bonuses as may from time to time be conferred by the Board of Directors.

          With respect to salaries, the Compensation Committee shall have and may exercise the power to fix and determine from time to time all salaries of the executive officers of the Corporation and non-officer employees whose annual salary exceeds $100,000 and such further powers with respect to salaries as may from time to time be conferred by the Board of Directors.

           Vacancies in the Compensation Committee shall be filled by the Board of Directors, and members shall be subject to removal by the Board at any time.

           The Compensation Committee shall fix its own rules of procedure. A majority of the number of regular members then serving shall constitute a quorum; and regular and alternate members present shall be counted to determine whether there is a quorum. The Compensation Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

      (b) Stock Option Committee. The Board of Directors, in its sole discretion, shall designate a Stock Option Committee which shall consist of one or more Directors, who shall not be employees of the Corporation and shall include the Directors elected by the holders of the Series A Convertible Preferred Stock. In addition, the Board may at any time designate one or more alternate members of such committee who shall be Directors who may act in place of any absent regular member upon invitation by the Chairman or Secretary of the Committee.

          The Stock Option Committee shall administer the Corporation's various Stock Option Plans, including the 1997 Non-Statutory Stock Option Plan (the "Plan") and from time to time may grant, consistent with the Plan, stock options, stock appreciation rights and shares of restricted stock.

           Vacancies in the Stock Option Committee shall be filled by the Board of Directors, and members shall be subject to removal by the Board at any time.

           The Stock Option Committee shall fix its own rules of procedure. A majority of the number of regular members then serving shall constitute a quorum; and regular and alternate members present shall be counted to determine whether there is a quorum. The Stock Option Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

      (c) Audit Committee. The Board of Directors, in its sole discretion, shall designate an Audit Committee which shall consist of one or more Directors and shall include the Directors elected by the holders of the Series A Convertible Preferred Stock. Vacancies in the Committee shall be filled by the Board of Directors with Directors, giving consideration to continuity of the

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Committee, and members shall be subject to removal by the Board at any time. The
Committee shall fix its own rules of procedures and a majority of the members serving shall constitute a quorum. The Committee shall meet at least twice a year with both the internal and the Corporation's outside auditors present at each meeting and shall keep minutes of its meetings and all action taken shall be reported to the Board of Directors. The Committee shall review the reports and minutes of any audit committees of the Corporation's subsidiaries. The Committee shall review the Corporation's financial reporting process, including accounting policies and procedures. The Committee shall examine the report of the Corporation's outside auditors, consult with them with respect to their report and the standards and procedures employed by them in their audit, report to the Board the results of its study and recommend the selection of auditors, who shall be at least a regionally recognized accounting firm, for each fiscal year.

      SECTION 10. Vacancies. In the first sentence, insert "or the Articles of Incorporation" after "unless otherwise provided by the law."

      ARTICLE IV. OFFICERS

      SECTION 9. Salaries. In the first sentence, insert "Compensation Committee of the" after "from time to time by the."

         ARTICLE  XI.  AMENDMENTS.

            These by-laws may be altered, amended or repealed by the affirmative vote of all of the Board of Directors then in office at any regular meeting of the Board, or by a majority of the Board of Directors at any regular or special meeting of the Board if notice of the proposed amendment shall have been given to all of the members of the Board of Directors; provided, however, no alteration, amendment or repeal of Article 3 Section 8 shall be effective unless the members of the Board of Directors elected by the holders of the Series A Convertible Preferred Stock shall have voted for such alteration, amendment or repeal.




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